Exhibit 99.1

For more information, contact:
FalconStor Software, Inc.
Vincent Sita
Chief Financial Officer
Vincent.Sita@falconstor.com

FalconStor Software Announces Fourth Quarter and Full Year 2021 Results

Continued Managed Service Provider Adoption and Hybrid Cloud Momentum Fuel Subscription Revenue Growth

•Generated a 20% year-over-year increase in software subscription revenue for Q4 and a 40% year-over-year increase for full year of 2021
•Added three new MSP partners for the StorSafe secure backup-as-a-service solution while existing MSP partners expanded their business to protect new customers and systems
•Launched initiative for MSPs using IBM POWER Servers and/or Intel Servers to leverage StorSafe for backup-as-a-service and migration-as-a-service offerings using public cloud platforms
•Expanded the reseller relationship with Hitachi Vantara to provide advanced disaster recovery and cloud-enabled protection for Hitachi Flash arrays through FalconStor’s StorGuard solution

AUSTIN, TEXAS (March 9, 2022) - FalconStor Software, Inc. (OTCQB: FALC), a trusted data protection leader modernizing disaster recovery and backup for the hybrid cloud world, today announced financial results for its fourth quarter and full year 2021, which ended on December 31, 2021, delivering a 40% year-over-year increase in subscription revenue for the full year of 2021, fueled by the growth in managed service provider business and market adoption of hybrid cloud data protection solutions.

“We are making good progress against our strategic plans to reinvent FalconStor and enable secure hybrid cloud backup and data protection,” said Todd Brooks, FalconStor CEO. “Driven by encouraging adoption of the FalconStor StorSafe and StorGuard solutions, we continue to focus on building recurring revenue and expanding new and existing and commercial channels to market. As part of this focus, we signed additional managed service providers, and continued migrating our installed based to a subscription revenue model. As a result, total subscription revenue increased 20% compared to Q4 of 2020, and 40% for the full year of 2021 compared to 2020."

“While we are encouraged by our subscription revenue growth and expanding partnerships, we are continuing to work toward our goal of consistent total revenue growth. Despite total revenue increasing by 4% year-over-year during the quarter, total revenue for the year of 2021 decreased by 4% compared to 2020. Consistent with our commitment to deliver profitable operating results, we delivered positive GAAP Net Income for the full year of 2021, but are focused on increasing our level of profitability in 2022. Migration to the cloud, data center rationalization, and increased leverage of outsourced managed services are top priorities for enterprise CIOs and are fundamental macro shifts to which FalconStor technology and market experience are well aligned,” added Brooks. “We are excited by our hybrid cloud focus, strategic progress, and trust our shareholders have placed in our team to deliver customer and shareholder value.”

Fourth Quarter 2021 Financial Results

•Subscription Revenue: 20% increase to $1.4 million, compared to $1.1 million in the fourth quarter of fiscal year 2020
•Subscription Revenue % of Total Revenue: 37%, compared to 31% in the fourth quarter of fiscal year 2020
•Total Revenue: $3.8 million, compared to $3.7 million in the fourth quarter of fiscal year 2020
•Total Cost of Revenue: $0.4 million, compared to $0.5 million in the fourth quarter of fiscal year 2020
•Total Operating Expenses: $3.0 million, compared to $3.2 million in the fourth quarter of fiscal year 2020
•GAAP Net Income (Loss): $(0.2) million, compared to a loss of $(0.1) million in the fourth quarter of fiscal year 2020
•Ending Cash: $3.2 million, compared to $1.9 million in the fourth quarter of fiscal year 2020

Full Year 2021 Financial Results

•Subscription Revenue: 40% increase to $4.0 million, compared to $2.8 million during the full year of 2020
•Subscription Revenue % of Total Revenue: 28%, compared to 19% during the full year of 2020
•Total Revenue: $14.2 million, compared to $14.8 million during the full year of 2020
•Total Cost of Revenue: $2.0 million, compared to $1.8 million during the full year of 2020
•Total Operating Expenses: $11.6 million, compared to $11.1 million during the full year of 2020
•GAAP Net Income: $0.2 million, compared to $1.1 million during the full year of 2020
•Ending Cash: $3.2 million, compared to $1.9 million at the full year of 2020

Guidance

For 2022, we are providing the following full year guidance.

*Adjusted EBITDA adds back Non-Operating and Other Expenses and Income

Conference Call and Webcast Information

WHO: Todd Brooks, Chief Executive Officer, FalconStor and Vincent Sita, Chief Financial Officer, FalconStor

WHEN: Wednesday, March 9, 2022 4:00 PM Central; 5:00 PM Eastern

To register for our earnings call, please click the following link:

FALCONSTOR FOURTH QUARTER 2021 FINANCIAL TELECONFERENCE AND PRESENTATION

As an alternative, you can copy and paste the following link into your web browser to register:

https://register.gotowebinar.com/register/852020777587666192

Conference Call:
Please dial the following if you would like to interact with and ask questions to FalconStor hosts:
Toll Free: 877-568-4108
Access Code: 399-172-649

Non-GAAP Financial Measures

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company’s management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company’s operating performance. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency into the supplemental information used by management in its financial and operational decision-making. The non-GAAP financial measures exclude (i) restructuring costs, (ii) effects of our Series A redeemable convertible preferred stock, and (iii) non-cash stock-based compensation charges and any potential tax effects. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our reconciliation of GAAP to Non-GAAP financial measures presented in this release.

About FalconStor Software

FalconStor is the trusted data protection software leader modernizing disaster recovery and backup operations for the hybrid cloud world. The Company enables enterprise customers and managed service providers to secure, migrate, and protect their data while reducing data storage and long-term retention costs by up to 95%. More than 1,000 organizations and managed service providers worldwide standardize on FalconStor as the foundation for their cloud first data protection future. Our products are offered through and supported by a worldwide network of leading managed service providers, systems integrators, resellers, and original equipment manufacturers.

# # #

FalconStor and FalconStor Software are trademarks or registered trademarks of FalconStor Software, Inc., in the U.S. and other countries. All other company and product names contained herein may be trademarks of their respective holders.

Links to websites or pages controlled by parties other than FalconStor are provided for the reader's convenience and information only. FalconStor does not incorporate into this release the information found at those links nor does FalconStor represent or warrant that any information found at those links is complete or accurate. Use of information obtained by following these links is at the reader's own risk.
CONTACT INFORMATION
For more information, contact:
Vincent Sita
Chief Financial Officer FalconStor Software Inc.
investorrelations@falconstor.com

CONTACT US AROUND THE GLOBE

Corporate Headquarters	Europe Headquarters
501 Congress Avenue	GERMANY
Suite 150	Landsberger Straße 302
Austin, Texas 78701	80687 München, Germany
Tel: +1.631.777.5188	salesemea@falconstor.com
salesinfo@falconstor.com

FalconStor Software, Inc. and Subsidiaries
CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

	December 31, 2021	December 31, 2020

Assets
Current assets:
Cash and cash equivalents	$3,181,209	$1,920,656
Accounts receivable, net	2,855,135	2,836,571
Prepaid expenses and other current assets	1,074,972	1,837,596
Contract assets, net	209,936	254,483
Inventory	7,744	15,275
Total current assets	7,328,996	6,864,581
Property and equipment, net	153,904	197,020
Operating lease right-of-use assets, net	112,405	536,272
Deferred tax assets, net	30,190	330,552
Software development costs, net	42,695	19,278
Other assets, net	106,023	863,964
Goodwill	4,150,339	4,150,339
Other intangible assets, net	51,362	100,134
Contract assets, net	692,712	343,934
Total assets	$12,668,626	$13,406,074
Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$297,033	$453,791
Accrued expenses	1,099,257	2,293,765
Current portion of operating lease liabilities	76,940	665,074
Short-term loan, net of debt issuance costs and discounts	—	3,320,863
Deferred revenue, net	4,557,317	4,603,270
Total current liabilities	6,030,547	11,336,763
Other long-term liabilities	950,843	934,785
Notes payable, net	2,154,098	754,000
Operating lease liabilities, less current portion	35,465	—
Deferred tax liabilities, net	500,499	513,027
Deferred revenue, net	1,578,769	2,467,589
Total liabilities	11,250,221	16,006,164
Commitments and contingencies
Series A redeemable convertible preferred stock	14,384,388	12,940,722
Total stockholders' deficit	(12,965,983)	(15,540,812)
Total liabilities and stockholders' deficit	$12,668,626	$13,406,074

FalconStor Software, Inc. and Subsidiaries
CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Revenue:
Product revenue	$1,965,724	$1,894,982	$7,254,471	$7,097,695
Support and services revenue	1,844,214	1,757,512	6,926,009	7,670,998
Total revenue	3,809,938	3,652,494	14,180,480	14,768,693
Cost of revenue:
Total cost of revenue	420,243	467,914	1,952,276	1,827,478
Gross profit	$3,389,695	$3,184,580	$12,228,204	$12,941,215
Operating expenses:
Research and development costs	801,283	658,429	2,833,643	2,467,783
Selling and marketing	1,405,013	1,573,856	5,672,023	4,601,228
General and administrative	758,036	724,899	2,887,957	3,022,350
Gain on litigation settlement	—	—	(632,600)	—
Restructuring costs	40,559	274,086	833,313	1,032,826
Total operating expenses	3,004,891	3,231,270	11,594,336	11,124,187
Operating income (loss)	384,804	(46,690)	633,868	1,817,028
Gain on debt extinguishment	—	—	754,000	—
Interest and other expense	(113,149)	(121,528)	(657,773)	(748,621)
Income (loss) before income taxes	271,655	(168,218)	730,095	1,068,407
Income tax expense (benefit)	462,959	(59,028)	526,763	(14,319)
Net income (loss)	$(191,304)	$(109,190)	$203,332	$1,082,726
Less: Accrual of Series A redeemable convertible preferred stock dividends	294,799	271,530	1,143,697	1,083,892
Less: Accretion to redemption value of Series A redeemable convertible preferred stock	14,155	185,985	299,969	552,551
Net income (loss) attributable to common stockholders	$(500,258)	$(566,705)	$(1,240,334)	$(553,717)
Basic net income (loss) per share attributable to common stockholders	$(0.07)	$(0.10)	$(0.19)	$(0.09)
Diluted net income (loss) per share attributable to common stockholders	$(0.07)	$(0.10)	$(0.19)	$(0.09)
Weighted average basic shares outstanding	7,081,760	5,922,735	6,515,274	5,920,517
Weighted average diluted shares outstanding	7,081,760	5,922,735	6,515,274	5,920,517

FalconStor Software, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
GAAP income (loss) from operations	$384,804	$(46,690)	$633,868	$1,817,028
Non-cash stock option expense (1)	7,094	4,363	21,178	15,755
Gain on litigation settlement (5)	—	—	(632,600)	—
Restructuring costs (benefit) (3)	40,559	274,086	833,313	1,032,826
Non-GAAP income (loss) from operations	$432,457	$231,759	$855,759	$2,865,609

GAAP net income (loss) attributable to common stockholders	$(500,258)	$(566,705)	$(1,240,334)	$(553,717)
Non-cash stock option expense, net of income taxes (2)	7,094	4,363	21,178	15,755
Gain on litigation settlement (5)	—	—	(632,600)	—
Restructuring costs (benefit) (3)	40,559	274,086	833,313	1,032,826
Gain on debt extinguishment (6)	—	—	(754,000)	—
Effects of Series A redeemable convertible preferred stock (4)	308,954	457,515	1,443,666	1,636,443
Embedded derivative fair value adjustment (7)	25,394	$12,062	$72,875	$44,830
Non-GAAP net income (loss) attributable to common stockholders	$(118,257)	$181,321	$(255,902)	$2,176,137

GAAP gross margin	89%	87%	86%	88%
Non-cash stock option expense (1)	0%	0%	0%	0%
Non-GAAP gross margin	89%	87%	86%	88%

GAAP gross margin - Product	99%	98%	96%	96%
Non-cash stock option expense (1)	0%	0%	0%	0%
Non-GAAP gross margin - Product	99%	98%	96%	96%

GAAP gross margin - Support and Service	79%	76%	77%	80%
Non-cash stock option expense (1)	0%	0%	0%	0%
Non-GAAP gross margin - Support and Service	79%	76%	77%	80%

GAAP operating margin	10%	(1%)	4%	12%
Non-cash stock option expense (1)	0%	—%	—%	—%
Restructuring costs (3)	1%	8%	6%	7%
Non-GAAP operating margin	11%	7%	10%	19%

GAAP Basic EPS	$(0.07)	$(0.10)	$(0.19)	$(0.09)
Non-cash stock option expense, net of income taxes (2)	$0.00	0.00	$0.00	0.00
Gain on litigation settlement (5)	$0.00	0.00	$(0.10)	0.00
Restructuring costs (benefit) (3)	$0.01	0.05	$0.13	0.17
Gain on debt extinguishment (6)	$0.00	0.00	$(0.11)	0.00
Effects of Series A redeemable convertible preferred stock (4)	$0.04	0.08	$0.22	0.28

Embedded derivative fair value adjustment (7)	0.00	0.00	0.01	0.01
Non-GAAP Basic EPS	$(0.02)	$0.03	$(0.04)	$0.37

GAAP Diluted EPS	$(0.07)	$(0.10)	$(0.19)	$(0.09)
Non-cash stock option expense, net of income taxes (2)	0.00	0.00	0.00	0.00
Gain on litigation settlement (5)	0.00	0.00	(0.10)	0.00
Restructuring costs (3)	0.01	0.05	0.13	0.17
Gain on debt extinguishment (6)	0.00	0.00	(0.11)	0.00
Effects of Series A redeemable convertible preferred stock (4)	0.04	0.08	0.22	0.28
Embedded derivative fair value adjustment (7)	$0.00	$0.00	$0.01	$0.01
Non-GAAP Diluted EPS	$(0.02)	$0.03	$(0.04)	$0.37

Weighted average basic shares outstanding (GAAP and Non-GAAP)	7,081,760	5,922,735	6,515,274	5,920,517
Weighted average diluted shares outstanding (GAAP)	7,081,760	5,922,735	6,515,274	5,920,517
Weighted average diluted shares outstanding (Non-GAAP)	7,081,760	5,950,601	6,515,274	5,945,499

Footnotes:
(1)Represents non-cash, stock-based compensation charges as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Cost of revenue - Support and Service	1,107	186	1,656	496
Research and development costs	1,921	(347)	2,088	942
Selling and marketing	3,337	231	11,812	785
General and administrative	1,417	4,293	5,622	13,532
Total non-cash stock based compensation expense	$7,094	$4,363	$21,178	$15,755

(2)Represents the effects of non-cash stock-based compensation expense recognized, net of related income tax effects. For the twelve months ended months ended December 31, 2021 and 2020, the tax expense for both GAAP and Non-GAAP basis approximate the same amount.

(3)Represents restructuring costs which were incurred during each respective period presented.

(4)Represents the effects of the accretion to redemption value of the Series A redeemable convertible preferred stock, accrual of Series A redeemable convertible preferred stock dividends and deemed dividend on Series A redeemable convertible preferred stock.

(5)Represents a gain for the legal settlement of a contractual dispute with a marketing/sales firm.

(6)Represents the gain recorded when the Company's loan with the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act was forgiven on March 30, 2021.

(7)Represents the income statement (gain) or loss resulting from the change in fair value of our embedded derivative liability associated with the Company's Series A redeemable convertible preferred stock.